Supplement to the
Fidelity® Disruptive Automation ETF, Fidelity® Disruptive Communications ETF, Fidelity® Disruptive Finance ETF, Fidelity® Disruptive Medicine ETF, Fidelity® Disruptive Technology ETF, and Fidelity® Disruptors ETF
September 29, 2025
Prospectus

The following information supplements information for Fidelity® Disruptive Finance ETF found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Matthew Reed (Co-Portfolio Manager) has managed the fund since 2025.
It is expected that on or about January 31, 2026, Mr. Sorel will transition off the fund.
The following information supplements the biographical information found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
Matthew Reed is Co-Portfolio Manager of Fidelity® Disruptive Finance ETF, which he has managed since 2025. He also manages other funds. Since joining Fidelity Investments in 2008, Mr. Reed has worked as a research analyst and portfolio manager.
It is expected that on or about January 31, 2026, Mr. Sorel will transition off Fidelity® Disruptive Finance ETF.
DRA-PSTK-1125-104 1.9910215.104	November 18, 2025